UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2005


                                   PACEL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 file number)          Identification No.)


7621 Little Ave. Suite 101, Charlotte, North Carolina                28226
------------------------------------------------------       -------------------
   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


          10108 Industrial Drive, Pineville, North Carolina     28134
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The registrant's newly elected directors, Gary Musselman; Joseph Amato; and Thorn Auchter have delayed accepting their respective position as a director until such time as the registrant has obtained directors and officers liability insurance. Until such time, David Calkins and F. Kay Calkins will continue to serve as the registrant's directors.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

Effective February 25, 2005, the registrant completed a 1 for 1,000 reverse stock split of its issued and outstanding common stock. After the reverse stock split, the registrant will have 9,998,001 shares issued and outstanding. There is no change in the registrant's authorized common stock, which remains at 10 billion shares. As a result of the stock split, the registrant has been issued a new trading symbol which is PCLL.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Pacel Corporation

                                                   By: /s/ GARY MUSSELMAN
                                                       President


Dated:   February 25, 2005.